UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2012

GLOBALSTAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33117	41-2116508
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Holiday Square Blvd. Covington, LA	70433

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (985) 335-1500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 11, 2012, Globalstar, Inc. issued a press release regarding the arbitration award in commercial arbitration with Thales Alenia Space France.

A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference into Item 8.01 of this Form 8-K. A copy of the Direct Agreement referenced in the press release is attached as Exhibit 99.2 hereto. Any summary of the Direct Agreement is qualified in its entirety by the terms of the agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
99.1	Press release dated June 11, 2012.

99.2	Direct Agreement between Thales Alenia Space France, Globalstar, Inc. and BNP Paribas, dated June 5, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSTAR, INC.

Date: June 11, 2012	By:	/s/ James Monroe III

James Monroe III
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated June 11, 2012.

99.2	Direct Agreement between Thales Alenia Space France, Globalstar, Inc. and BNP Paribas, dated June 5, 2009.